Exhibit 99.1

SciQuest Announces Fourth Quarter and Full Year Results

MORRISVILLE, N.C., Feb. 04, 2016 (GLOBE NEWSWIRE) -- SciQuest, Inc. (Nasdaq:SQI), the leading public provider of spend management solutions delivering value beyond savings, today announced its financial results for the fourth quarter and full year ended December 31, 2015.

“Q4 financial results were above the high end of our guidance ranges, and we delivered another solid sales quarter. For the second quarter in a row, the average selling price to new customers was high. In addition, cross-selling to existing customers was strong,” said Stephen Wiehe, Chief Executive Officer of SciQuest. “During 2015 we advanced all of our strategic priorities and set the stage for improving topline growth and profitability. We re-wrote four solutions onto our primary platform, which helped us attract a record 58 new logos during the year. The significant investments we are making in the business helped us generate strong results in the second half of 2015. Our recent performance gives us great confidence that we can gradually grow revenue while further enhancing our already healthy adjusted EBITDA margins and free cash flow in 2016 and beyond.”

Fourth Quarter 2015 Results

in millions, except for earnings per share and adjusted EBITDA margin
Metric	Fourth Quarter 2015	Fourth Quarter 2014

GAAP
Revenues	$26.7	$25.6
Income from operations	$1.3	$0.2
Net income	$1.5	$0.4
Diluted net income per share	$0.05	$0.01
Weighted average diluted shares outstanding	27.9	27.8

Non-GAAP
Revenues(1)	see above	$25.6
Income from operations(2)	$3.9	$3.1
Adjusted EBITDA(3)	$5.8	$4.7
Adjusted EBITDA margin(3)	21.7%	18.2%
Net income(4)	$2.5	$1.9
Diluted net income per share(4)	$0.09	$0.07
Weighted average diluted shares outstanding	27.9	27.8

Full Year 2015 Results

in millions, except for earnings per share and adjusted EBITDA margin
Metric	Full Year 2015	Full Year 2014

GAAP
Revenues	$105.4	$101.9
Income (loss) from operations	$2.5	($0.7)
Net income (loss)	$1.9	($0.1)
Diluted (basic) net income (loss) per share	$0.07	($0.00)
Weighted average diluted / basic shares outstanding	27.9	26.6

Non-GAAP
Revenues(1)	$105.4	$103.3
Income from operations(2)	$13.1	$12.9
Adjusted EBITDA(3)	$20.2	$18.5
Adjusted EBITDA margin(3)	19.1%	18.0%
Net income(4)	$8.2	$8.0
Diluted net income per share(4)	$0.29	$0.30
Weighted average diluted shares outstanding	27.9	27.0
Free cash flow / adjusted free cash flow(5)	$9.3	$10.6

Business Outlook

SciQuest is issuing guidance for first quarter and full year 2016 as follows:

in millions, except for earnings per share and adjusted EBITDA margin
Metric	Low	High

FIRST QUARTER 2016
GAAP
Revenues	$26.7	$26.9
Diluted net income per share	$0.03	$0.04
Weighted average diluted shares outstanding	Approximately 28.0

Non-GAAP
Diluted net income per share(4)	$0.07	$0.08

FULL YEAR 2016
GAAP
Revenues	$109	$111
Diluted net income per share	$0.11	$0.13
Weighted average diluted shares outstanding	Approximately 28.2
Net cash provided by operating activities	$20	$22
Capitalization of software development costs	Approximately $6
Purchase of property and equipment	Approximately $3

Non-GAAP
Adjusted EBITDA margin(3)	Approximately 21.5%
Diluted net income per share(4)	$0.32	$0.34
Free cash flow(5)	$11	$13

Reconciliations of the most comparable GAAP financial measure to the non-GAAP measures used in the tables above are included with the financial tables at the end of this release.

ENDNOTES
      1)    Non-GAAP revenues exclude the purchase accounting deferred revenue adjustment.
      2)    Non-GAAP income from operations excludes the purchase accounting deferred revenue adjustment; stock-based compensation; the amortization of (i) intangible assets and (ii) acquired software; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs.
      3)    Adjusted EBITDA deducts from net income the purchase accounting deferred revenue adjustment; stock-based compensation; depreciation and amortization; income tax; total other expenses, net; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by non-GAAP revenue or GAAP revenue if there is no purchase accounting deferred revenue adjustment in the period.
      4)    Non-GAAP net income and non-GAAP diluted net income per share exclude the purchase accounting deferred revenue adjustment; stock-based compensation; the amortization of (i) intangible assets and (ii) acquired software; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs. Non-GAAP net income includes the burden of the tax effect related to these excluded items.
      5)    Free cash flow is defined as net cash provided by operating activities less (i) the purchase of property and equipment and (ii) capitalization of software development costs. Adjusted free cash flow adds acquisition-related costs, when applicable, and subtracts tenant improvement credits net of lease exit costs, when applicable, to free cash flow.

Conference Call Information

What:	SciQuest’s fourth quarter and full year results conference call
When:	Thursday February 4, 2016
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 407-8289, domestic
(201) 689-8341, international
Replay:	(877) 660-6853, domestic
(201) 612-7415, international
Live and replay conference ID code:	1362-8170

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures when reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) depreciation and amortization; (ii) stock-based compensation; (iii) purchase accounting deferred revenue adjustment; (iv) other significant items, when applicable; and (v) the beneficial income tax effect related to these included items; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (Nasdaq:SQI) is the leading public provider of spend management solutions delivering value beyond savings. Through the continued release of key innovative technology and a fanatical drive toward making our customers successful, we deliver exceptional value in user experience, productivity and operational efficiency. Our cloud-based, mobile-enabled, source-to-settle platform addresses all stages of procurement from the automation of core processes to enabling sophisticated, strategic and multifaceted sourcing solutions. We specialize in handling simple procurement needs to the most advanced supplier and supply chain requirements. SciQuest serves a wide range of industries and organizations including many of the Global Fortune 500. For more information visit http://www.sciquest.com

To join the conversation, please visit our blog at http://www.sciquest.com/blog or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements include information concerning SciQuest’s possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, the effects of competition and other factors that could impact future performance. In particular, forward-looking statements include references to future revenue and revenue growth rates, adjusted EBITDA margins, free cash flow and all statements in the “Business Outlook” section. Forward-looking statements consist of statements that are not historical facts and can be identified by terms such as, but not limited to, “accelerates,” “anticipates,” “believes,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are discussed in “Part I, Item 1A, Risk Factors” and elsewhere in SciQuest’s most recent Annual Report on Form 10-K and other reports, as filed with the United States Securities and Exchange Commission (“SEC”). In particular, we call your attention to the risk factors in our Annual Report on Form 10-K entitled “Our actual operating results may differ significantly from our guidance”, “If we are unable to attract new customers, or if our existing customers do not purchase additional products or services, the growth of our business and cash flows will be adversely affected”, “Our failure to sustain our historical renewal rates, pricing and terms of our customer contracts would adversely affect our operating results” and “We are subject to a lengthy sales cycle and delays or failures to complete sales may harm our business and result in slower growth.” The company’s SEC reports are available free of charge on the SEC's website at http://www.sec.gov or on the company’s website at www.sciquest.com. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this release. Except as required by law, SciQuest assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

SQI-F

SCIQUEST, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands except per share amounts)

	As of December 31,	As of December 31,
	2015	2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$67,893	$59,419
Short-term investments	74,612	71,493
Accounts receivable, net	12,632	12,032
Prepaid expenses and other current assets	3,253	2,666
Total current assets	158,390	145,610
Property and equipment, net	15,200	13,595
Goodwill	61,500	63,779
Intangible assets, net	18,510	23,846
Deferred commissions	6,745	6,094
Deferred tax asset, net of deferred tax liability	11,296	12,057
Other	260	234
Total assets	$271,901	$265,215
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$183	$375
Accrued liabilities	11,006	10,051
Deferred revenues	60,697	59,751
Total current liabilities	71,886	70,177
Deferred revenues, less current portion	9,479	11,350
Deferred rent, less current portion	1,949	2,027
Stockholders’ equity:
Common stock, $0.001 par value; 50,000 shares authorized; 27,851 and 27,574 shares issued and outstanding as of December 31, 2015 and December 31, 2014, respectively	28	28
Additional paid-in capital	212,129	204,065
Accumulated other comprehensive loss	(6,055)	(3,055)
Accumulated deficit	(17,515)	(19,377)
Total stockholders’ equity	188,587	181,661
Total liabilities and stockholders’ equity	$271,901	$265,215

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(in thousands except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
	(unaudited)		(unaudited)

Revenues	$26,655	$25,568	$105,353	$101,932
Cost of revenues (1)(2)	8,128	8,097	33,567	31,497
Gross profit	18,527	17,471	71,786	70,435
Operating expenses: (1)
Research and development	6,690	7,046	27,303	28,307
Sales and marketing	6,887	6,208	26,928	25,617
General and administrative	2,971	3,254	12,295	14,045
Amortization of intangible assets	639	759	2,753	3,154
Total operating expenses	17,187	17,267	69,279	71,123
Income (loss) from operations	1,340	204	2,507	(688)
Other income (expense), net:
Interest income	134	115	605	297
Other income (expense), net	102	(99)	(309)	(147)
Total other income (expense), net	236	16	296	150
Income (loss) before income taxes	1,576	220	2,803	(538)
Income tax (expense) benefit	(59)	148	(941)	469
Net income (loss)	$1,517	$368	$1,862	$(69)

Other comprehensive income (loss):
Foreign currency translation adjustments	(669)	(681)	(3,000)	(1,654)
Comprehensive income (loss)	$848	$(313)	$(1,138)	$(1,723)

Net income (loss) per share
Basic	$0.05	$0.01	$0.07	$(0.00)
Diluted	$0.05	$0.01	$0.07	$(0.00)

Weighted average shares outstanding used in computing per share amounts
Basic	27,832	27,540	27,721	26,609
Diluted	27,931	27,789	27,889	26,609

(1) Amounts include stock-based compensation expense, as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
	(unaudited)		(unaudited)
Cost of revenues	$198	$179	$810	$712
Research and development	120	132	560	714
Sales and marketing	493	379	1,641	1,491
General and administrative	632	827	2,777	3,272
	$1,443	$1,517	$5,788	$6,189

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$1,175	$912	$4,284	$2,934
Amortization of acquired software:	497	520	1,987	2,078
	$1,672	$1,432	$6,271	$5,012

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Twelve Months Ended December 31,
	2015	2014
	(unaudited)
Cash flows from operating activities
Net income (loss)	$1,862	$(69)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	11,827	10,851
Loss on disposal of fixed assets	-	430
Stock-based compensation expense	5,788	6,189
Deferred taxes	761	(598)
Changes in operating assets and liabilities:
Accounts receivable	(670)	883
Prepaid expense and other current assets	(620)	560
Deferred commissions and other assets	(697)	681
Accounts payable	(193)	(364)
Accrued liabilities	989	(3,720)
Deferred revenues	(716)	532
Deferred rent	(78)	2,027
Net cash provided by operating activities	18,253	17,402
Cash flows from investing activities
Addition of capitalized software development costs	(6,180)	(5,550)
Purchase of property and equipment	(2,765)	(4,196)
Purchase of short-term investments	(163,449)	(122,728)
Maturities of short-term investments	160,330	66,340
Net cash used in investing activities	(12,064)	(66,134)
Cash flows from financing activities
Proceeds from public offering, net of underwriting discount	-	87,673
Public offering costs	-	(240)
Proceeds from exercise of common stock options	1,531	731
Proceeds from employee stock purchase plan activity	812	922
Net cash provided by financing activities	2,343	89,086
Effect of exchange rate change on cash and cash equivalents	(58)	(52)
Net increase in cash and cash equivalents	8,474	40,302
Cash and cash equivalents at beginning of the period	59,419	19,117
Cash and cash equivalents at end of the period	$67,893	$59,419

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)

Reconciliation of Net Income (Loss) to Non-GAAP Net Income:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Net income (loss)	$1,517	$368	$1,862	$(69)
Purchase accounting deferred revenue adjustment	-	54	46	1,365
Amortization of intangible assets	639	759	2,753	3,154
Amortization of acquired software	497	520	1,987	2,078
Stock-based compensation	1,443	1,517	5,788	6,189
Headquarter relocation costs	-	-	-	830
Tax effect of adjustments	(1,559)	(1,343)	(4,267)	(5,560)
Non-GAAP net income	$2,537	$1,875	$8,169	$7,987

Non-GAAP net income per share:
Basic	$0.09	$0.07	$0.29	$0.30
Diluted	$0.09	$0.07	$0.29	$0.30

Weighted average shares outstanding used in computing per share amounts:
Basic	27,832	27,540	27,721	26,609
Diluted	27,931	27,789	27,889	26,995

Reconciliation of Income (Loss) from Operations to Non-GAAP Income from Operations:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Income (loss) from operations	$1,340	$204	$2,507	$(688)
Purchase accounting deferred revenue adjustment	-	54	46	1,365
Amortization of intangible assets	639	759	2,753	3,154
Amortization of acquired software	497	520	1,987	2,078
Stock-based compensation	1,443	1,517	5,788	6,189
Headquarter relocation costs	-	-	-	830
Non-GAAP income from operations	$3,919	$3,054	$13,081	$12,928

RECONCILIATION DATA (UNAUDITED) (in thousands)
Reconciliation of Net Income (Loss) to Adjusted EBITDA:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Net income (loss)	$1,517	$368	$1,862	$(69)
Income tax expense (benefit)	59	(148)	941	(469)
Total other (income) expense, net	(236)	(16)	(296)	(150)
Purchase accounting deferred revenue adjustment	-	54	46	1,365
Depreciation and amortization	3,007	2,897	11,827	10,851
Stock-based compensation	1,443	1,517	5,788	6,189
Headquarter relocation costs	-	-	-	830
Adjusted EBITDA	$5,790	$4,672	$20,168	$18,547

Calculation of Adjusted EBITDA Margin:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Adjusted EBITDA	$5,790	$4,672	$20,168	$18,547
÷ Non-GAAP revenues	26,655	25,622	105,399	103,297
Adjusted EBITDA margin	21.7%	18.2%	19.1%	18.0%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Operating expenses	$17,187	$17,267	$69,279	$71,123
Amortization of intangible assets	(639)	(759)	(2,753)	(3,154)
Stock-based compensation	(1,245)	(1,338)	(4,978)	(5,477)
Headquarter relocation costs	-	-	-	(830)
Non-GAAP operating expenses	$15,303	$15,170	$61,548	$61,662

RECONCILIATION DATA
(UNAUDITED)
(in thousands)

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow / Adjusted Free Cash Flow:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Net cash provided by operating activities	$9,087	$8,494	$18,253	$17,402
Purchase of property and equipment	(1,183)	(892)	(2,765)	(4,196)
Capitalization of software development costs	(1,436)	(1,319)	(6,180)	(5,550)
Free cash flow	6,468	6,283	9,308	7,656
Acquisition related costs	-	-	-	3,600
Tenant improvement credits net of lease exit costs	-	(41)	-	(609)
Free cash flow / adjusted free cash flow	$6,468	$6,242	$9,308	$10,647

Reconciliation of Revenues to Non-GAAP Revenues:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Revenues	$26,655	$25,568	$105,353	$101,932
Purchase accounting deferred revenue adjustment	-	54	46	1,365
Non-GAAP revenues	$26,655	$25,622	$105,399	$103,297

RECONCILIATION DATA
(UNAUDITED)
(in thousands)

Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Cost of revenues	$8,128	$8,097	$33,567	$31,497
Amortization of acquired software	(497)	(520)	(1,987)	(2,078)
Stock-based compensation	(198)	(179)	(810)	(712)
Non-GAAP cost of revenues	$7,433	$7,398	$30,770	$28,707

Reconciliation of Research and Development to Non-GAAP Research and Development:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Research and development	$6,690	$7,046	$27,303	$28,307
Stock-based compensation	(120)	(132)	(560)	(714)
Non-GAAP research and development	$6,570	$6,914	$26,743	$27,593

Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Sales and marketing	$6,887	$6,208	$26,928	$25,617
Stock-based compensation	(493)	(379)	(1,641)	(1,491)
Non-GAAP sales and marketing	$6,394	$5,829	$25,287	$24,126

Reconciliation of General and Administrative to Non-GAAP General and Administrative:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
General and administrative	$2,971	$3,254	$12,295	$14,045
Stock-based compensation	(632)	(827)	(2,777)	(3,272)
Headquarter relocation costs	-	-	-	(830)
Non-GAAP general and administrative	$2,339	$2,427	$9,518	$9,943

RECONCILIATION DATA (UNAUDITED) (in thousands except per share amounts)
Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Amortization of intangible assets	$639	$759	$2,753	$3,154
Amortization of intangible assets	(639)	(759)	(2,753)	(3,154)
Non-GAAP amortization of intangible assets	$-	$-	$-	$-

Reconciliation of Net (Loss) Income per Share Outlook to Non-GAAP Income per Share Outlook:	Three Months Ended March 31, 2016		Twelve Months Ended December 31, 2016
	Low end of Range	High end of Range	Low end of Range	High end of Range
Net income per share	$0.03	$0.04	$0.11	$0.13
Amortization of intangible assets per share and acquired software per share	0.04	0.04	0.15	0.15
Stock-based compensation per share	0.04	0.04	0.20	0.20
Tax effect of adjustments per share	(0.04)	(0.04)	(0.14)	(0.14)
Non-GAAP net income per share	$0.07	$0.08	$0.32	$0.34

Reconciliation of Net Income to Adjusted EBITDA:	Twelve Months Ended December 31, 2016
Expected
Net income	$3,700
Income tax expense	2,300
Other income, net	0
Depreciation and amortization	12,300
Stock-based compensation	5,600
Adjusted EBITDA	$23,900

RECONCILIATION DATA
(UNAUDITED)
(in thousands)

Calculation of Adjusted EBITDA Margin:	Twelve Months Ended December 31, 2016
		Expected
Adjusted EBITDA		$23,900
÷ Non-GAAP Revenues (High End of Range)		111,000
Adjusted EBITDA margin		21.5%

Reconciliation of Net Cash Provided by Operating Activities Outlook to Adjusted Free Cash Flow Outlook:	Twelve Months Ended December 31, 2016
	Low end of Range	High end of Range
Net cash provided by operating activities	$20,000	$22,000
Capitalization of software development costs	(6,000)	(6,000)
Purchase of property and equipment	(3,000)	(3,000)
Adjusted free cash flow	$11,000	$13,000

SciQuest Media contact:

SciQuest, Inc.
Roberta Patterson, 919-659-2230
rpatterson@SciQuest.com

Edelman for SciQuest
Megan Smith, 404-832-6776
Megan.smith3@edelman.com

SciQuest Investor contact:

Jamie Andelman
SciQuest, Inc., 919-659-2322
jandelman@sciquest.com